Exhibit 99.1

ADTRAN Holdings, Inc. Announces Proposed Convertible Senior Notes Offering

HUNTSVILLE, Ala.—September 15, 2025—ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) (the “Company”) today announced its intention to offer, subject to market and other conditions, $150,000,000 aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchaser of the Notes an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $22,500,000 principal amount of Notes.

The Notes will be senior, unsecured obligations of the Company and will accrue interest payable semi-annually in arrears and will mature on September 15, 2030, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their Notes in certain circumstances and during specified periods. The Company will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at the Company’s election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the applicable conversion rate.

The Notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on or after September 20, 2028 and on or before the 46th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Company intends to use a portion of the net proceeds from the offering of the Notes to fund the cost of entering into the capped call transactions described below. The Company intends to use the remainder of the net proceeds from the offering of the Notes to repay a portion of outstanding borrowings under its credit agreement dated July 18, 2022, with a syndicate of lenders named therein and the other parties from time to time thereto (as amended from time to time, the “Credit Agreement”). If the initial purchaser exercises its option to purchase additional Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below, and the remainder to repay additional borrowings under the Credit Agreement.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated capped call transactions with the initial purchaser or one of its affiliates and/or certain other financial institutions (the “option counterparties”). The capped call transactions are expected to initially cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of the Company’s common stock that will initially underlie the Notes. If the initial purchaser exercises its option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, upon conversion of the Notes. If, however, the market price per share of the Company’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and (x) are likely to do so following any repurchase of the Notes by the Company in connection with any fundamental change and (y) are likely to do so during any observation period related to a conversion of the Notes or following any repurchase or redemption of Notes by the Company, other than in connection with any fundamental change, if the Company elects to unwind a corresponding portion of the capped call transactions in connection with such conversion, repurchase or redemption). This activity could also cause or avoid an increase or decrease in the market price of the Company’s common stock or the Notes, which could affect the ability to convert the Notes, and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Notes.

The offer and sale of the Notes and any shares of common stock issuable upon conversion of the Notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the Notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any shares of common stock issuable upon conversion of the Notes, nor will there be any sale of the Notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About The Company

ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) is the parent company of Adtran, Inc., a leading global provider of open, disaggregated networking and communications solutions that enable voice, data, video and internet communications across any network infrastructure. From the cloud edge to the subscriber edge, Adtran empowers communications service providers around the world to manage and scale services that connect people, places and things. Adtran solutions are used by service providers, private enterprises, government organizations and millions of individual users worldwide. ADTRAN Holdings, Inc. is also the majority stockholder of Adtran Networks SE, formerly ADVA Optical Networking SE (“Adtran Networks”).

Forward-Looking Statements

This press release, including the information and documents incorporated by reference herein, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. All statements contained in this press release other than statements of historical or current fact, including statements regarding our future operating results and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” “future,” “assume,” “plan,” “seek,” “predict,” “potential,” “objective,” “expect,” “target,” “project,” “outlook,” “forecast” and similar expressions identify forward-looking statements. We caution you that any forward-looking statements made by us or on our behalf are subject to uncertainties and other factors that could affect the accuracy of such statements. Forward-looking statements are based on management’s current expectations, as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future, they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. The risks that could affect our financial performance or could cause actual results to differ materially from those expressed or implied in our forward-looking statements contained in this press release include, but are not limited to: (i) risks related to our financial results and company success; (ii) risks related to our control environment; (iii) risks related to the telecommunications industry; (iv) risks related to the Company’s stock price; (v) risks related to the regulatory environments in which we do business; (vi) risks related to the capped call transactions described above, the offering and the Notes; and (vii) other risks set forth in the Company’s public filings made with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K/A for the year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2025. You should not rely upon forward-looking statements as predictions of future events.

We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, operating results and prospects. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make in this press release. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur. Actual results, events or circumstances could differ materially and adversely from those described or anticipated in the forward-looking statements.

You are further cautioned not to place undue reliance on these forward-looking statements made in this press release because they speak only of our views as of the date that the statements were made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.

For media

Gareth Spence

+44 1904 699 358

public.relations@adtran.com

For investors

Peter Schuman, IRC

+1 256 963 6305

investor.relations@adtran.com